The Masters' Select Funds
Semiannual Report











Masters' Select Equity Fund
Masters' Select International Fund
June 30, 1999


Litman/Gregory Fund Advisors, LLC
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                                                 CONTENTS

                                                 Letter to Shareholders                      2

                                                 Portfolio Fit                               5

                                                 The Masters' Select Concept                 5

                            SERVICE DIRECTORY    Masters' Select Equity Fund Review          6

                             FUND INFORMATION    Interview: Spiros "Sig" Segalas            10
   To request a prospectus, financial report,
         IRA application or information, call    Equity Fund Stock Highlights               12
                              1-800-656-8864,
           24 hours a day, seven days a week.    Equity Fund Portfolio Summary              16

                             ADVISOR SERVICES    Masters' Select International Fund Review  19
              Registered Investment Advisors,
   broker/dealers and financial professionals    Interview: Mark Yockey                     22
may call 1-925-253-5213 for advisor services.
                                                 International Fund Stock Highlights        24
               EXISTING SHAREHOLDER INQUIRIES
  To request action on your existing account,    International Fund Portfolio Summary       27
         contact the transfer agent, NFDS, at
   1-800-960-0188 from 9:00 a.m. to 6:00 p.m.    Statements of Assets and Liabilities       30
         eastern time, Monday through Friday.
                                                 Statements of Operations                   31
                      MAIL CORRESPONDENCE TO:
                        Masters' Select Funds    Statements of Changes in Net Assets        32
                                     c/o NFDS
                              P.O. Box 419922    Financial Highlights                       34
                   Kansas City, MO 64141-6922
                                                 Notes to Financial Statements              35
                           OVERNIGHT ADDRESS:
                        Masters' Select Funds
                                     c/o NFDS
                            330 W. 9th Street
                        Kansas City, MO 64105
                               1-816-843-8468

                24-Hour Automated Information
                               1-800-960-0188

     For automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number
      (see below) and account number ready to
          access your investment information.

             PUBLISHED DAILY PRICE QUOTATIONS
 Daily net asset value per share of each Fund
 is reported in mutual fund quotations tables
 of major newspapers in alphabetical order as
                                     follows:
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                                   Transfer Agent
Abbreviation    Symbol    Cusip     Fund Number
------------    ------    -----     -----------

MstrSeltEq      MSEFX   576417109       305
MstrSeltInt     MSILX   576417208       306

The Masters' Select Funds                       Semiannual Report  June 30, 1999
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Dear Fellow Shareholder:

It was a great first half of 1999 for both Masters' Select Equity and Masters' Select International.

When we started Masters' Select, we believed that the combination of some of our favorite stock pickers focusing on their highest-conviction stock picks was a great idea. We believed that the concept put into practice would result in index-beating long-term performance. We are gratified that so far Masters' Select International has significantly outperformed all of its index benchmarks since its inception, and that Masters' Select Equity has bested its custom index benchmark by a wide margin and is only a fraction behind its long-term (but more large-cap-oriented) benchmark. We think this is quite an accomplishment, as few active managers have beaten their benchmarks during this period, which has been dominated by stocks of mega-sized companies and Internet companies. This long-term performance is of greater relevance than the fact that both Funds did well in the first half of 1999. The performance is particularly impressive when we drill down and examine how that performance has been delivered. Of the 11 managers currently responsible for the two Funds, nine have beaten their index benchmarks (this is after allocating all the Funds' expenses). In a more multidimensional stock market environment we believe that Masters' will do even better.

After almost three years of Masters' experience, we've formed some opinions as to why both Funds are doing well:

CONCENTRATION: Focusing only on each manager's highest-conviction stock picks is part of the basic foundation of these Funds. So far the concept appears to be working. Of our 11 managers (across two Funds), 10 also run more-diversified public mutual funds. As a group the performance of our managers for Masters' has been significantly better (since inception) than the weighted average of the returns for their more-diversified funds.

LONG-TERM ORIENTATION: There are lots of short-term performance pressures in today's mutual fund world. Short-termism is a negative distraction for many fund managers. They know that if they don't do well over the short-term, they may lose assets--or worse. This short-term pressure tempts some stock pickers to make decisions that are inconsistent with maximizing long-term returns. Our multimanager structure means that no single manager has to worry about his or her short-term performance impact on the Fund. Moreover, we have stressed repeatedly with our managers that we expect superior long-term returns but are not worried about short-term volatility and will not evaluate them based on short-term performance. We seek to build a partnership with our managers that gives them every advantage to do well. Knowing that they can focus on the long term and ignore all short-term concerns is, we believe, a big advantage.

A good example is the situation David Herro (Masters' Select International) faced last year. Observing the meltdown in Asia and the emerging markets, Herro identified several companies that he knew to be fundamentally strong with growing businesses, despite the macro collapse. He was extremely confident that these stocks were

                                       2
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enormously  undervalued  because of the massive  sell-off in their  markets.  He invested in such stocks as Giordano and Woong Jin Publishing, recognizing the uncertainty of the timing of any turnaround. But he believed there was huge upside potential that was worth waiting for. He also knew that market psychology could continue to deteriorate and take prices lower. Over the short term, his portion of the portfolio was dragged down as these stocks declined further in value. In fact, Herro's performance was the worst of the five Masters' International managers last year. His stocks began to rebound last September, however, and have increased significantly on the upside since then. Over that time he is the Fund's number one manager and is now significantly ahead of the international indexes. This is the type of conviction and patience that we believe makes for good long-term returns.

ASSET SIZE: We strongly believe that the small asset base with which each of our Masters' stock pickers works is a significant advantage. Our plans to close (to new investors) Masters' Select Equity at $750 million and Masters' Select International at $1 billion will help lock in this advantage. At a $750 million Equity Fund portfolio, our large-cap managers will be running only $150 million and our small-cap managers only $75 million. At a $1 billion international portfolio, our core international managers will be running about $220 million, and our small-cap manager will run $100 million. These are extremely small sums in today's financial world.

QUALITY OF THE MASTERS' STOCK PICKERS: The bottom line is that nine of 11 of our stock pickers (nine of 12 if we include Jean-Marie Eveillard, whom we replaced eight months ago) have beaten their index benchmarks. We think this speaks to the quality of our stock pickers.

DEVELOPMENTS AND COMMENTS

As  longtime   participants  in  the  mutual  fund  industry,   we  have  become
increasingly disturbed by the lack of patience on the part of many fund investors. With lots of fund choices, daily performance updates, media exposure of short-term winners and losers, and fund supermarkets and online convenience, investors are constantly tempted to sell and buy. It's akin to having a remote control and a hundred channels from which to choose. Some investors fund-surf like couch potatoes channel-surf. This troubles us, because over the short-term stock prices are driven by psychology more than fundamentals. But over the long run, the business success of individual companies will drive stock returns. (Remember the famous Benjamin Graham quote: "In the short run the market is a voting machine but in the long run it is a weighing machine.") Psychology is difficult to predict correctly. It can turn on a dime or drive excesses. Business fundamentals, on the other hand, are driven by factors such as management quality, competitiveness of the product, the size of the market, and barriers to competitive entry. We believe that good stock pickers can add value by obsessively focusing on getting an edge in assessing these fundamental factors. Our "Master" stock pickers focus on the knowable--things that they have a high probability of assessing correctly. They are disciplined in not allowing speculative elements to enter into


The Masters' Select Funds                       Semiannual Report  June 30, 1999
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their  decision-making  process.  Predicting  market psychology is a speculative element. On the other hand, many fund investors seem to believe that recent short-term performance is a good predictor of future performance (it's not), so they chase hot funds and sell funds that have been in a short-term slump. According to several studies, most mutual fund investors don't do as well as the average fund, because they have a tendency to chase hot performance--too late.

With Masters' we are trying to do everything we can to deliver a performance edge. That includes attracting long-term shareholders who believe in the Masters' concept and will stay committed to it for a reasonable time. So far as we can tell, most of our shareholders meet this standard, although some clearly don't. After Masters' Select Equity slumped for several months in mid-1998, we experienced small but steady redemptions starting in October. Interestingly, the timing coincided almost exactly with a powerful trend of outperformance for Masters' Select Equity that has continued (the Fund is up 63.9% since the October 8 market bottom versus 45.9% for the Wilshire 5000 Index). Some of these investors had been invested for only a few months (in some instances, a few days). This short-term money can be disruptive to the long-term orientation of our "Masters." To protect our long-term shareholders, we have decided to add a redemption fee to deter investors who don't have a long-term commitment from buying shares in Masters' Select Funds. The fee will apply to new investments and will be 2% on shares held less than six months. All fees paid will go back into the Funds to the full benefit of the remaining shareholders. The redemption fee will be implemented within the next few months.

We appreciate the confidence and trust that your investment in the Masters' Select Funds represents. Along with our "Master" managers, we are totally committed to making this a successful venture for all shareholders.

Sincerely,

/s/ Ken Gregory

Ken GregoryLitman/Gregory Fund Advisors, LLC

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As we go to print we are saddened to report the sudden and untimely death of our friend and colleague, Bruce Bee. We have every confidence that the team at Bee & Associates will continue to competently manage their 10% portion of the Masters' Select International portfolio as we consider our options for the long-term management of that portion of the Fund. We will notify our shareholders immediately once our plans are finalized.

                                       4
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PORTFOLIO FIT

As with all equity funds, Masters' Select Equity and Masters' Select International are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the Funds' net asset values decline. Within that context we created the Funds to be used as core equity and core international fund holdings. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keep ing risk about equal to that of their overall benchmarks. At the same time, we wanted enough exposure to small-caps and growth stocks to attempt to deliver good performance in a bull market. In the end the focus on the highest-conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the Funds ideal core equity and core international fund holdings.

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded managers and also serve as core equity fund holdings for almost any long-term investor seeking domestic or international stock market exposure. To meet this objective, we designed the Funds with both risk and return in mind, placing particular emphasis on the following factors.

1 First, only investment managers we believe to have exceptional long-term performance in their respective specialties were chosen to manage each Fund's portfolio.

2 Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform over a market cycle.

3 Third, even though each manager's portfolio is focused, the overall Funds are well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect the Funds to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the Funds' structure and the managers' talent to get us there.


The Masters' Select Funds                       Semiannual Report  June 30, 1999
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MASTERS' SELECT EQUITY FUND REVIEW

Masters' Select Equity had an outstanding first half, beating all its benchmarks by a wide margin. More important than this short-term success is the performance of your Fund since its inception on December 31, 1996. Since that time your Fund has pulled away from the Global Equity Index, beating it by 8.74%. At a time when index funds are widely touted, we're happy to report this level of success. The Global Equity Index is a blended index we created to reflect the market cap and asset class exposure structured into your Fund; it includes a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index (a small-company index) and a 10% weighting in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (foreign stocks). Your Fund has three managers who invest mostly in mid- and large-cap stocks (60% of the portfolio), two who invest mostly in small-cap stocks and are benchmarked against the Russell 2000 (20% of the portfolio) and one who is global and invests in companies of all sizes (20% of the portfolio). We believe that this mix of managers and styles should be benchmarked against an appropriate index and therefore we began reporting on this blended index in the Fund's first year.

                                                          Since Inception
                                                      ------------------------
                                                      Cumulative     Average
                                  Year                  Total        Annual
                                 to Date   12 Months   Return     Total Return
                                 -------   ---------   ------     ------------

Masters' Select Equity Fund      21.73%     22.58%     80.59%        26.72%
Global Equity Index*             10.99%     16.92%     71.84%        24.18%
Wilshire 5000 Index              11.88%     19.60%     81.34%        26.88%
Lipper Growth Fund Index         11.89%     21.64%     80.08%        26.53%
Lipper Small Cap Fund Index       9.43%      1.92%     16.70%         6.37%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees and cannot be invested indirectly. Inception date of Fund is December 31, 1996.

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Since inception,  your Fund is less than 1% (less on an annualized basis) behind the Wilshire 5000, a more large-cap-oriented index. We seek to beat this index over a full market cycle. Over most of the Fund's life, the stock market has
been  dominated  by  stocks  of  large   companies,   with  small-caps   lagging
significantly behind. Still, Masters' Select is in a near dead heat with the Wilshire 5000, which has only 8% of its assets in small companies. Excluding Masters' Select's first month of existence, when it was not close to being fully invested, it has outperformed the Wilshire 5000 by more than 3% (more than 1% on an annualized basis).

The performance of Masters' larger- and smaller-cap managers relative to appropriate indexes helps underscore the degree of their stock-picking success.

CUMULATIVE TOTAL RETURN SINCE INCEPTION - AS OF JUNE 30, 1999

LARGE-CAP
Masters' Large-Cap Managers              113.89%
S&P 500 Index                             92.87%

SMALL-CAP
Masters' Small-Cap Managers               62.01%
Russell 2000 Index                        30.03%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees and cannot be invested in directly. The returns for the Masters' managers are an equally weighted average of the managers' cumulative returns since inception. Though the percentage of the Fund's assets allocated to each manager drifts slightly over time, equally weighting the performance of the large- and small-cap managers should be a very close approximation of the actual performance if it had been calculated based on the daily asset levels of each manager. Large-cap managers are Mason Hawkins, Sig Segalas, Shelby Davis and Robert Sanborn (since 11/1/98). Small-cap managers are Foster Friess and Dick Weiss. Inception date is December 31, 1996.

Not only is the magnitude of the outperformance impressive, but so is the breadth. The Masters' portfolios of five of the six current managers have outperformed their benchmarks over the life of the Fund. The only one that has not has trailed the index by less than 1%. In a period when so few managers are beating their benchmarks, the Masters' structure, at least so far, seems to have contributed to significantly improving the odds in favor of investors.

We believe that the combination of skilled managers focusing on a few of their highest-conviction stocks is a powerful concept. The concentration seems to be adding to performance as the Masters' managers continue to widen the gap between their own funds and their Masters' performance.

The Masters' Select Funds                       Semiannual Report  June 30, 1999
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As noted in our  quarterly  report,  in  February  we  decided to  increase  the flexibility of our two small-cap managers, Foster Friess and Dick Weiss, by allowing them to increase their exposure to mid-cap companies ($1.4 billion to $10 billion in market cap). Each can now invest up to 50% of his portfolio in mid-cap companies. Our decision was intended to allow the Fund to benefit from the managers' highest-conviction ideas in an expanded range. Both Friess and Weiss do research on small- and mid-cap companies. Irrespective of this increased flexibility, we have told both managers that we will continue to benchmark their performances against the Russell 2000. Now, however, if there is a mid-cap company they are extremely enthusiastic toward, they can buy it. Since we increased their flexibility, they have not bought mid-cap names. In fact, some of our other managers have added some small-cap names, so the Fund is currently more small-cap oriented than it has been for most of its life. Please see page 16 for a breakout of our asset class and market cap exposure.

CUMULATIVE TOTAL RETURN SINCE INCEPTION - AS OF JUNE 30, 1999

Masters' Select Equity Fund               80.59%

Weighted average of Managers' funds       65.85%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. All returns assume reinvestment of dividends and capital gains. Weighted average of managers' funds equals the cumulative total return earned by the unaffiliated no-load funds managed by the managers multiplied by the percentage of Masters' assets allocated to each manager. There may be differences among these funds with regard to charges, expenses and investment policies that affect performance. Inception date is December 31, 1996.

As of this writing, we remain concerned about the richly priced S&P 500 and the expectations of investors. Financial market history is full of stories about investors being seduced into extrapolating stretches of strong performance far into the future. Unfortunately, most high-return periods are, sooner rather than later, followed by periods of less exciting or even poor returns. The good news, in our opinion, is that in the United States the broad market (small-caps, mid-caps and value stocks) is in a reasonable value range, unlike the richly priced large-cap growth sector. The impact of technology on productivity, and low inflation on economic stability, seem likely to continue for awhile, suggesting that the period of high valuations might be around for a while longer. Regardless of how the market plays out in the short term, we take comfort in knowing that the broader market offers better value. This will have no impact on short-term performance, but over the long term we view this as an advantage, given our stock pickers' flexibility to focus on the best stock-picking opportunities they can find.

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For the most part, the Masters' story is playing out as we hoped it would.  Just as we preached the importance of a long-term focus after a disappointing 1998, however, we do the same after an exceptional first half of 1999. Masters' Select Equity will not deliver superior performance in every reporting period. There will inevitably be times when some of our managers slip up and the market environment works against us. That was the case in 1998, when an extreme large-cap growth environment worked against our somewhat less large-cap and somewhat value-biased Fund. So patience will matter from time to time. We believe that the advantages of the Masters' structure will result in superior performance over the long term-a record toward which we are continuously working.

Please see the introduction to this report for a more general discussion and important developments with respect to the Masters' Funds. In addition, turn to the following pages for an interview with Sig Segalas (one of the Fund's managers) and stock descriptions by each manager.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

[Photo of Spiros "Sig" Segalas]

An Interview with Spiros "Sig" Segalas

Sig Segalas manages approximately 20% of the Masters' Select Equity Fund.

WHAT FIRST ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

My initial interest in the stock market developed while I was in high school. Being a Greek immigrant, my father was uncomfortable reading English. One of my daily chores was to update him on the price of a few stocks he owned. I was immediately hooked. The thought of learning how to pick stocks fascinated me. Also, being very much involved in sports, I loved to compete. I can't think of any other profession that captures the spirit of competition to the extent investing does. There is nothing subjective about our business. You either perform or you don't.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

As a junior analyst, I was initially asked to follow the machinery and electronics industries. The differences between these industries were startling. The machinery group was heavily influenced by macro trends while in technology, innovation and strategic positioning are the keys to the success of a company. It became obvious to me that the first step in finding those companies likely to become productive investments is identifying those that have some control over their destinies.

CAN YOU DESCRIBE THE KEY ELEMENTS OF YOUR STOCK PICKING DISCIPLINE?

The key element in stock picking is to first stack the odds in your favor by monitoring a universe of securities that can achieve superior absolute and relative earnings growth. To do this, one must look for distinguishing characteristics such as superior management, a strong brand name, unique marketing competence, or productive research and development. From this universe, a stock must be reasonably priced vis a vis its growth prospects in order to get into the portfolio.

YOU'VE BUILT A GREAT LONG-TERM RECORD AT HARBOR CAPITAL APPRECIATION. WHAT FACTORS HAVE BEEN MOST IMPORTANT IN DRIVING YOUR SUCCESS?

The success of Harbor Capital Appreciation can be attributed to maintaining confidence in our investment style and not allowing the whims of Wall Street to sidetrack us. However, the most important factor is our team of highly motivated analysts which has contributed to the results.

WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

By far, our most important source of information is our in-house research.

HOW MUCH OF YOUR RESEARCH DO YOU DO YOURSELF AND IN WHAT WAYS DO YOU RELY ON OTHER MEMBERS OF YOUR TEAM?

Although I participate regularly in meetings with company managements and other research meetings, I rely enormously on our research team.

OVER THE PAST FEW YEARS, LARGE CAP GROWTH STOCKS HAVE HAD A GREAT RUN. DO YOU THINK INVESTORS HAVE BECOME TOO ENTHUSIASTIC OR DO THE PROSPECTS FOR THESE COMPANIES JUSTIFY CURRENT PRICES?

Some large cap growth stocks are undoubtedly overvalued. Our challenge has always been to own the right stocks. There are many large cap growth stocks that continue to have exciting potential and it is our job to own these securities in our portfolios. We believe we can continue to outperform both large- and small-cap growth managers over time as we have done in the past.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO THE GENERAL INVESTMENT CLIMATE?

I am concerned by the increasing speculation that has emerged in the market, as exhibited by internet and other IPO stocks. I believe the risks are containable; however, we may have to experience an uncomfortable correction to eliminate some of the excesses.

HOW DOES RUNNING A VERY CONCENTRATED PORTFOLIO (THAT IS ALSO PART OF A BROADLY DIVERSIFIED FUND) DIFFER FROM A MORE BROADLY DIVERSIFIED PORTFOLIO?

A concentrated portfolio forces one to crystallize his/her thinking. A portfolio manager must own securities that he is extremely confident will perform well in a relatively short period of time; i.e., 12-18 months. While one can't diversify risk as easily as in a broadly diversified portfolio, prudence suggests some diversity is necessary. In Masters' Select, we are invested in five different economic sectors, with our greatest exposure being technology at approximately 45% of assets. The technology holdings are diversified among networking, components, computers, and software.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

TRANSATLANTIC HOLDINGS, Christopher Davis

Transatlantic Holdings competes in the esoteric industry of reinsurance essentially providing insurance to insurance companies. Insurance companies use reinsurance to help smooth their results and prevent huge losses from any single event. The largest purchaser of reinsurance worldwide is the global powerhouse AIG - who happens to own 50% of Transatlantic Holdings. Starting at the top with AIG's legendary CEO Hank Greenberg serving as Chairman of the Board, TRH's management is among the best in the reinsurance industry. Furthermore, TRH is able to follow in AIG's footsteps around the world. As a result, this relatively small reinsurance company has the global expertise and infrastructure of a company many times its size. As for valuation, we would note that legendary investor Warren Buffett who has been in the reinsurance business for many years through Berkshire Hathaway's subsidiary National Indemnity, recently made his largest acquisition ever, buying General Reinsurance for 17 times earnings and about 2.5 times premiums. TRH currently trades at less than 13 times our estimate of 1999 earnings and less than two times premiums.

APPLE COMPUTER, Foster Friess

It's a familiar company, but Wall Street analysts still seem to have trouble getting used to just how successful the turnaround at Apple Computer has been. We purchased Apple in time to benefit from its June-quarter earnings performance, which exceeded analyst expectations by 8 percent. Despite the strong showing, we believe analysts continue to underestimate the enthusiasm surrounding Apple's new generation of products.

Apple just upgraded the memory, speed and features of its uniquely styled iMac personal computer and G3 professional series Desktop and Powerbook computers. And, as the fourth and final offering in its core product lineup, the company introduced iBook, a $1,599 laptop with more processing power than any other on the market except the G3 Powerbook. Apple's new operating system with integrated Internet and search capabilities promises to further add to the allure of its hardware.

All this growth potential comes at a low price. We bought Apple at $50.45 a share, less than 18 times consensus earnings estimates for 1999. On top of that, the Apple management team is using $500 million of the $3.1 billion in cash it had at the end of June to buy back outstanding stock. That should position Apple well as it enters the December quarter, typically the strongest period of the year for computer sales, with its four main products moving to market in volume. We expect earnings to be well ahead of consensus estimates for $2.82 and $3.05 a share in fiscal 1999 and 2000, respective.

* Apple was added to the Masters' portfolio July 7, 1999

PIONEER NATURAL RESOURCES, Mason Hawkins

Pioneer Natural Resources is a relatively new company in the oil and natural gas exploration and development arena. It was formed from the merger of Mesa Petroleum and Parker and Parsley and the subsequent purchase of Chauvco. At 40% of appraisal, Southeastern believes Pioneer's common stock has an opportunity to triple over the next few years. The Company's 2.3 trillion cubic feet of natural gas, 216 million barrels of proven oil reserves, 160 million barrels of natural gas liquids, gas producing assets and exploration acreage, net of debt, are conservatively valued at $28 per share in today's energy price environment. Exploration success could materially add to the Company's intrinsic value. In recent months Pioneer has successfully de-leveraged its balance sheet through the sale of non-strategic assets and significantly lowered its cost of production. Pioneer is led by the capable team of Chairman John Brumley, CEO Scott Sheffield and Board Member and major shareholder, Richard Rainwater.

TIFFANY, Sig Segalas

Since its founding in 1837, Tiffany & Co. has become one of the world's premier retailers of jewelry, tableware and accessories. The company has more than 100 stores worldwide and generates significant profits both in the U.S. and in Asian markets.

Management in recent years has done an outstanding job of broadening Tiffany's product line, particularly at the more affordable price points. As a result, they have significantly broadened their market appeal to lower income families. This has driven strong worldwide comparable store sales, which in turn has resulted in strong financial results.

In 1998 sales grew at 15% and earnings per share at close to 25%. These results were achieved in the face of very difficult conditions in Tiffany's Asian markets.

Tiffany recently announced that in an effort to further broaden their market reach globally, they would start to sell product on their website sometime in 1999-2000. This should eventually result in additional sales and profits in those markets where opening a store may not be economically feasible.

The combination of a robust U.S. economy, the resumption of some economic growth in their Asian markets, and the launch of their e-commerce website should allow Tiffany's earnings to continue above average growth of around 20%. We anticipate P/E multiple improvement as these strong results continue to unfold and as the potential of the web for Tiffany is better understood.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

MATTEL, INC., Robert Sanborn

We buy stocks in businesses that we understand, with management that is working to grow and realize the long-term per share value of the enterprise, and, most important, with market valuations that represent at least a forty percent discount to what we estimate to be underlying, or intrinsic, value. At current prices, Mattel (MAT) epitomizes our approach.

Historically, Mattel has demonstrated superior financial results. It has consistently generated returns on assets in the mid-teens to twenty range, has high and stable operating margins, and generates high free cash flow. These results have been due to the Company's stable of powerful brand names (Barbie, Fisher-Price, Magna Doodle, Hot Wheels, et. al.) and high market share (over twenty percent) in a fragmented industry.

Mattel is in the midst of a major transition. It has finalized the acquisition of The Learning Company (TLC), the pre-eminent children's software company, and has announced a restructuring that will lower headcount and costs, and is on the verge of launching its e-commerce initiative, Mattel.com. Mattel has strategically transformed itself from a supplier of traditional toys to a provider of a broad array of family entertainment products and services. With the addition of TLC, American Girl, the Internet, and the products Mattel develops jointly with Intel, Mattel will now have attractive offerings for consumers moving into their teens and beyond. Mattel is the best positioned toy company in the New Economy, and its e-commerce business, unlike many of the household Net names, should soon have high margins and strong profitability. In time, it will be feasible for all of Mattel's (and TLC's) software to be downloaded on the Internet (with margins approaching 85%!). In my opinion, this will ultimately be the best way for corporate America to exploit the net.

It is our conclusion that Mattel is an above average business. It has strong franchise characteristics, very stable financial parameters, and a management team that we like. Yet, at current prices, Mattel sells at a very modest 12.0 x cash earnings, and only 8.0 x 2000 estimated EBITA (earnings before interest, taxes, depreciation and amortization). Despite the Company's high margins, Mattel sells at only 1.6 x sales (including debt). All of these represent substantial discounts to the overall market.

SEACOR SMIT, Dick Weiss

Seacor Smit operates a diversified fleet of marine vessels serving the oil and gas industry worldwide and is a leading provider of oil spill response services. CEO Charles Fabricant has displayed an historical knack for selling assets at favorable prices in euphoric markets and maintaining financial flexibility to purchase depressed assets at market troughs.

Seacor was able to weather the recent energy bear market by locking in long term contracts on its fleet at attractive dayrates, selling older boats in early 1998 for cash, and by redeploying that cash into the construction of new anchor handlers whose dayrates have actually increased in 1999, while rates for other vessels continued to plummet. In addition, Seacor has strategically acquired technology in the areas of marine logistics and communications as a means of diversifying itself from the pure commodity crew boat business and secure equity upside in these emerging industry developments.

Our rationale for buying Seacor Smit in May of 1999 at $50 centered around a strong operating company with financially savvy management and no net debt which is leveraged to increasing worldwide drilling activity driven by higher commodity prices. Seacor's fleet experiences increased utilization and dayrates as the rig count increases and a greater number of boats are needed to ferry crew and supplies to offshore rigs. Capital expenditures by exploration and production companies are expected to rise materially in the next 12 months as the industry gains greater confidence in the sustainability of $18 oil prices and North American deliverability constraints drive natural gas prices north of $2.50.

Under a scenario of 80% utilization of its worldwide fleet (1998 peaked at 95%) and $6,000 average dayrates (1998 peaked at $9,000) within the next 18-24 months, Seacor can post $5.00 of earnings and $8.00 of cash flow. At an 8.5 multiple of cash flow seen back in 1997, we get a $68 value for the base vessel business coupled with a potentially conservative $5 value given to its logistics and communications business, yielding a price target of $73 for CKH shares.

--------------------------------------------------------------------------------
Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views expressed herein are those of the portfolio managers at the time commentaries are made and may not be reflective of current opinions.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

MASTERS' SELECT EQUITY FUND PORTFOLIO SUMMARY

PORTFOLIO COMPOSITION (6/30/99)

As reflected below, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select Equity holds 79 securities, exclusive of cash equivalents.

Foreign             4.0%
Cash and Other      3.3%
Large-Caps         44.4%(3)
Mid-Caps           23.0%(2)
Small-Caps         25.3%(1)

1 Market capitalization < $1.4 billion
2 Market capitalization > $1.4 billion and < $10 billion
3 Market capitalization > $10 billion

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 - UNAUDITED

COMMON STOCKS (96.74%)                   INDUSTRY                    SHARES HELD   MARKET VALUE   PORTFOLIO %
------------------------------------------------------------------------------------------------------------
BASIC MATERIALS
------------------------------------------------------------------------------------------------------------
  Geon Company                         Chemicals                        60,000      $ 1,935,000      0.44%
----------------------------------------------------------------------------------------------------------

BUSINESS SERVICES
----------------------------------------------------------------------------------------------------------
* World Color Press, Inc.              Printing                         95,000        2,612,500      0.60%
* Getty Images, Inc.                   Visual Content                  130,000        2,453,750      0.56%
  Waste Management, Inc.               Waste Disposal                  228,000       12,255,000      2.80%
----------------------------------------------------------------------------------------------------------
                                                                                     17,321,250      3.96%
CAPITAL GOODS
----------------------------------------------------------------------------------------------------------
 Lockheed Martin Corporation          Aerospace                        160,000        5,960,000      1.36%
 Cooper Industries                    Construction Materials            80,000        4,160,000      0.95%
 Martin Marietta Materials            Construction Materials            40,000        2,360,000      0.54%
----------------------------------------------------------------------------------------------------------
                                                                                     12,480,000      2.85%
CONGLOMERATE
----------------------------------------------------------------------------------------------------------
  Philips Electronics                 Electronics, Software            161,000       16,200,625      3.70%
* Berkshire Hathaway, Inc. Class A    Insurance, Publishing, Furniture     117        8,061,300      1.84%
----------------------------------------------------------------------------------------------------------
                                                                                     24,261,925      5.54%
CONSUMER PRODUCTS
----------------------------------------------------------------------------------------------------------
  Nike, Inc.                          Apparel                          130,000        8,230,625      1.88%
  Masco Corporation                   Building Materials               156,200        4,510,275      1.03%
  Stanley Works                       Hardware                         250,000        8,046,875      1.84%
  Fortune Brands                      Housewares                       160,000        6,620,000      1.51%
  Brunswick Corp.                     Sporting Goods                   255,000        7,108,125      1.62%
* Oakley, Inc.                        Sunglasses                       300,000        2,137,500      0.49%
  Philip Morris Companies, Inc.       Tobacco                          170,000        6,831,875      1.56%
  Mattel, Inc.                        Toys                             200,000        5,287,500      1.21%
----------------------------------------------------------------------------------------------------------
                                                                                     48,772,775     11.14%

CONSUMER SERVICES                      INDUSTRY                    SHARES HELD   MARKET VALUE   PORTFOLIO %
----------------------------------------------------------------------------------------------------------
* Williams-Sonoma, Inc.               Housewares                        97,500       $3,394,219      0.78%
* Zale Corp.                          Jewelry                          103,900        4,156,000      0.95%
  Applebees International, Inc.       Restaurants                       85,000        2,571,250      0.59%
* CEC Entertainment, Inc.             Restaurants                       64,000        2,704,000      0.62%
* Foodmaker, Inc.                     Restaurants                      108,000        3,064,500      0.70%
  McDonald's Corporation              Restaurants                      151,000        6,238,186      1.43%
* NPC International, Inc.             Restaurants                      214,500        3,291,234      0.75%
* Charming Shoppes, Inc.              Retail                           300,000        1,823,438      0.42%
  Gap, Inc                            Retail                            73,500        3,702,563      0.85%
* Land's End, Inc.                    Retail                            70,000        3,395,000      0.78%
  Tiffany & Co.                       Retail                            40,600        3,917,900      0.90%
* Bj's Wholesale Club, Inc.           Specialty Foods                  145,000        4,359,063      1.00%
----------------------------------------------------------------------------------------------------------
                                                                                     42,617,353      9.77%
ENERGY
----------------------------------------------------------------------------------------------------------
  Cabot Oil & Gas Corporation         Oil and Gas Exploration          166,000        3,091,750      0.71%
* Harken Energy Corporation           Oil and Gas Exploration        1,300,000        2,112,500      0.48%
  Pioneer Natural Resources Co.       Oil & Gas                      1,433,300       15,766,300      3.60%
* Precision Drilling Corp.            Oil Well Services                 74,700        1,423,969      0.33%
----------------------------------------------------------------------------------------------------------
                                                                                     22,394,519      5.12%
FINANCE
----------------------------------------------------------------------------------------------------------
  Chase Manhattan Corp.               Banking                           86,400        7,484,400      1.71%
  Citigroup                           Banking                           76,800        3,648,000      0.83%
  Wells Fargo & Company               Banking                          185,300        7,921,575      1.81%
  Household International, Inc.       Consumer Lending                  75,000        3,553,125      0.81%
  American Express Company            Financial Services                94,400       12,283,800      2.81%
  Morgan Stanley Dean
   Witter Discover                    Financial Services                45,000        4,612,500      1.05%
  Orion Capital Corp.                 Insurance                        298,300       10,701,513      2.45%
  Progressive Corp.                   Insurance                         23,900        3,465,500      0.79%
  Transatlantic Holding               Insurance                         59,200        4,436,300      1.01%
  Washington Mutual, Inc.             Savings & Loan                   160,000        5,660,000      1.29%
----------------------------------------------------------------------------------------------------------
                                                                                     63,766,713     14.56%
HEALTH CARE & PHARMACEUTICALS
----------------------------------------------------------------------------------------------------------
* Ventana Medical Systems             Equipment                        105,000        2,024,531      0.46%
* Health Management Association       Facilities                       220,000        2,475,000      0.56%
  American Home Products Corp.        Pharmaceuticals                   91,000        5,232,500      1.20%
----------------------------------------------------------------------------------------------------------
                                                                                      9,732,031      2.22%
HOTELS
----------------------------------------------------------------------------------------------------------
  Host Marriott Corporation           Hotels and Resorts               688,071        8,170,843      1.87%
* Promus Hotel Corp.                  Hotels and Motels                250,000        7,750,000      1.77%
----------------------------------------------------------------------------------------------------------
                                                                                     15,920,843      3.64%
MEDIA
----------------------------------------------------------------------------------------------------------
  CBS Corp.                           Broadcasting                     135,400        5,881,437      1.34%
* Univision Communications, Inc.      Broadcasting                      40,000        2,640,000      0.60%
  Knight Ridder, Inc.                 Publishing                        35,000        1,922,813      0.44%
----------------------------------------------------------------------------------------------------------
                                                                                     10,444,250      2.38%

The Masters' Select Funds                       Semiannual Report  June 30, 1999

TECHNOLOGY                              INDUSTRY                    SHARES HELD   MARKET VALUE   PORTFOLIO %
----------------------------------------------------------------------------------------------------------
* Commscope, Inc.                     Communications Equipment          97,400      $ 2,995,050      0.68%
* Dell Computer Corporation           Computer Hardware                138,200        5,109,081      1.17%
  Hewlett Packard Company             Computer Hardware                 77,000        7,738,500      1.77%
  International Business Machines     Computer Hardware                 80,000       10,340,000      2.36%
* Cisco Systems, Inc.                 Computer Networks                119,350        7,686,886      1.76%
* Convergys Corp.                     Computer Networks                134,000        2,579,500      0.59%
* UCAR International, Inc.            Electronic Instruments           680,000       17,170,000      3.92%
  Maxtor Corp.                        Hardware                         380,000        1,905,938      0.44%
* Sandisk Corp.                       Hardware                          68,000        3,057,875      0.70%
  Eaton Corp.                         Instruments                       80,000        7,360,000      1.68%
* Oak Industries, Inc.                Instruments                       60,000        2,621,250      0.60%
* Applied Materials, Inc.             Semiconductors                    68,900        5,089,988      1.16%
* Galileo Technology Limited          Semiconductors                    50,000        2,268,750      0.52%
* RF Micro Devices, Inc.              Semiconductors                    35,000        2,612,969      0.60%
  Texas Instruments                   Semiconductors                    89,600       12,992,000      2.97%
* Triquint Semiconductor, Inc.        Semiconductors                    99,700        5,667,322      1.29%
* Unitrode Corp.                      Semiconductors                   160,000        4,590,000      1.05%
* Bisys Group, Inc.                   Services                          40,000        2,341,250      0.53%
  First Data Corp.                    Services                         130,000        6,361,873      1.45%
* Cadence Design Systems, Inc.        Software                          80,600        1,027,650      0.23%
* Microsoft                           Software                          72,400        6,525,050      1.49%
* Sterling Software, Inc.             Software                         155,000        4,136,563      0.95%
  Verity, Inc.                        Software                          72,000        3,899,250      0.89%
* EMC Corp.                           Storage Devices                   64,500        3,547,500      0.81%
----------------------------------------------------------------------------------------------------------
                                                                                    129,624,245     29.61%
TELECOMMUNICATIONS
----------------------------------------------------------------------------------------------------------
* MCI Worldcom, Inc.                  Communications Services           88,000        7,570,750      1.73%
----------------------------------------------------------------------------------------------------------

TRANSPORTATION
----------------------------------------------------------------------------------------------------------
  AMR Corporation                     Airline                           59,400        4,054,050      0.93%
* FDX Corporation                     Express Mail and Freight         181,000        9,819,250      2.24%
* Seacor Smit, Inc.                   Water Transport                   50,000        2,675,000      0.61%
----------------------------------------------------------------------------------------------------------
                                                                                     16,548,300      3.78%

TOTAL COMMON STOCKS (COST $328,713,563)                                             423,389,954     96.74%

REPURCHASE AGREEMENTS (2.96%)                                       PAR VALUE
----------------------------------------------------------------------------------------------------------
State Street Bank and Trust Co. $10,910,000 at 4.4%                $10,910,000       10,910,000      2.49%
 (agreement dated 6/30/99; to be repurchased at
 $10,911,333 on 7/1/99; collateralized by $8,520,000
 in US Treasury Notes due 2/15/2019; cost $10,910,000,
 value $11,150,311)
State Street Bank and Trust Co. $2,035,000 at 4.85%                  2,035,000        2,035,000      0.47%
 (agreement dated 6/30/99; to be repurchased at
 $2,035,274 on 7/1/99; collateralized by $2,100,000
 in US Treasury Notes due 2/15/2019; cost $2,035,000,
 value $2,105,410)
----------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (COST $12,945,000)                                       12,945,000      2.96%

TOTAL INVESTMENTS (COST $341,658,563)                                               436,334,954     99.70%

CASH AND OTHER ASSETS, NET OF LIABILITIES                                             1,318,612      0.30%
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $437,653,566    100.00%
==========================================================================================================

* Non-income-producing securities

                       See Notes to Financial Statements.

MASTERS' SELECT INTERNATIONAL FUND REVIEW

Masters' Select International had an outstanding first half of 1999. Of greater importance, it has outperformed all of its benchmarks by a wide margin over its full life of one year and seven months. We created the Custom International Index to track the Fund against a benchmark that approximates the Fund's asset allocation. This index is composed of the MSCI EAFE Index (80% weighting), the MSCI EAFE Small Cap Index (10% weighting) and the MSCI Emerging Markets Free Index (10% weighting).

PERFORMANCE THROUGH JUNE 30, 1999
                                                              Since Inception
                                                        ------------------------
                                                        Cumulative     Average
                                     Year                 Total        Annual
                                    to Date  12 Months   Return     Total Return
                                    -------  ---------   ------     ------------

Masters' Select International Fund   21.10%   17.68%     33.69%        20.20%
Lipper International Fund Index       6.90%    3.99%     21.37%        13.01%
MSCI EAFE Index                       3.84%    7.46%     25.66%        15.52%
Custom International Index            7.71%    9.05%     22.31%        13.56%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares.All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees and cannot be invested in directly. Inception date of the Fund is December 1, 1997.

The explanation for your Fund's good performance was, quite simply, effective stock picking. During the first half of 1999, performance was not the result of large exposure to the hot stock markets of Asia, Japan and parts of Latin America. In fact, your Fund's exposure to Japan peaked at 6.7%, far below the benchmark's allocation. Exposure to Asia ex-Japan was only 8.1% at its peak, and exposure to Mexico, the hottest market in Latin America, was zero. Your Fund's largest exposure during the first half was to Europe. The return on the European stock index was slightly negative in dollar terms in the first half. The Fund's regional exposure at June 30, 1999, is illustrated in the Schedule of Investments beginning on page 27.

Over the life of the Fund, the high returns relative to the indexes and the average international mutual fund have been the result of good performance by all five managers. The following table breaks down the cumulative (non-annualized) performance of our managers relative to their benchmarks from the Fund's inception through June 30, 1999. Three of the four "core international" managers beat the index individually as well as beating it as a group. Our lone small-cap manager has handily outperformed the MSCI EAFE Small Cap Index over the life of the Fund.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

CUMULATIVE TOTAL RETURN SINCE INCEPTION - AS OF JUNE 30, 1999

Masters' "core international managers               38.91%

MSCI EAFE Index                                     25.66%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. All returns assume reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees and cannot be invested in directly. The returns for the Masters' managers are an equally weighted average of the managers' returns since inception. Though the percentage of the Fund's assets allocated to each manager drifts slightly over time, equally weighting the cumulative performance of the core international should be a very close approximation of the actual performance if it had been calculated based on the daily asset levels of each manager. Core international managers are Helen Young Hayes, David Herro, Dan Jaworski and Mark Yockey.

Our Masters' managers have also outperformed over the life of the Fund when compared with their own funds. Four of our five managers run public mutual funds. The weighted average performance of these four managers for Masters' compared with the weighted average performance of their own funds is impressive. The cumulative (non-annualized) performance of our managers relative to their own publicly available funds from our Fund's inception through June 30, 1999, was as follows:

We believe that the magnitude of our managers' performance relative to benchmarks and the breadth of their performance (four out of five outperforming) make quite a convincing argument in support of the Masters' concept of skilled stock pickers focusing only on their highest-conviction stocks.

CUMULATIVE TOTAL RETURN SINCE INCEPTION - AS OF JUNE 30, 1999

Weighted average Masters' performance     40.3%

Weighted average of managers' funds       34.7%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. All returns assume reinvestment of dividends and capital gains. Weighted average of managers' funds equals the cumulative total return earned by the unaffiliated no-load funds managed by the managers multiplied by the percentage of Masters' assets allocated to each manager. There may be differences among these funds with regard to charges, expenses and investment policies that affect performance. Bruce Bee's Masters' performance and the performance of his publicly traded fund is included since April 1, 1998, which coincides with the date he began managing the public fund.

LOOKING FORWARD

There continue to be reasonably attractive stock-picking opportunities around the world. Other than Europe, much of the world's markets have not performed well in recent years, so valuations are not excessive. Many of the emerging markets are showing signs of recovery. Japan continues to struggle, but positive change is slowly occurring. And though European markets have been very strong over the past few years, most of our stock pickers continue to like the prospects of selected companies, especially in light of the opportunities brought on by the euro and corporate restructuring. That said, stocks fluctuate over the short-term, and there are plenty of risks that could temporarily upset the apple cart. Longer-term investors should understand the importance of riding out these periods to achieve good long-term returns.

Although we are gratified by the excellent performance of Masters' Select International, we must point out that we don't expect things to always be this good. Our goal is to build a superior long-term record, outperforming index fund alternatives and the Fund's peer group. So far that has been the case in convincing fashion; however, we expect to build this long-term performance with some detours along the way, including some periods of mediocre or poor performance. Hopefully, our multimanager structure will minimize these periods, but they will happen, as they do with all good funds. We believe that our shareholders should expect good long-term performance from us and superior performance more often than not, but you must also recognize that there will be dips along the way. As always, we will work to get every edge to meet our long-term performance goals.

Please see the introduction to this report for a more general discussion and important developments with respect to the Masters' Funds. In addition, turn to the following pages for an interview with Mark Yockey (one of the Fund's managers) and stock descriptions by each manager.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

[PHOTO OF MARK YOCKEY]

An Interview with Mark Yockey

Mark Yockey manages approximately 22.5% of the Masters' Select
International Fund.

WHAT FIRST ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

I have always been interested in understanding how businesses work. In addition, my experience studying abroad in college led to an interest in travel and foreign cultures. Portfolio management allows me to combine these two interests.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

Early in my investment career, I became convinced that growth stocks offer the best long-term return potential for overseas investors. My interest in how businesses work, as opposed for example to global politics, led to my bottom-up approach. Finally, the thematic element of my process developed over time as a way to focus my research efforts efficiently.

CAN YOU DESCRIBE THE KEY ELEMENTS OF YOUR STOCK PICKING DISCIPLINE?

I look for companies, of all sizes, that I believe are positioned for strong, sustainable growth in industries or themes that we think are compelling. We also look for management teams that are incented with equity and have a U.S. approach to increasing shareholder value.

YOU'VE BUILT A GREAT LONG-TERM RECORD AT ARTISAN INTERNATIONAL AND BEFORE THAT AT UNITED INTERNATIONAL GROWTH. WHAT FACTORS HAVE BEEN MOST IMPORTANT IN DRIVING YOUR SUCCESS?

First and foremost, I have always been committed to my investment philosophy. I believe that long-term success is not only influenced by an investor's ability to develop a value-added investment approach but also their discipline to stick to it. My willingness to travel has also been an important factor in my success. Through first-hand observation of business operations and economic regions I am able to obtain critical investment information that

I would otherwise have a difficult time understanding from a distance, such as the quality of management, investment climate and market trends.

WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

Basically, anything that Wall Street doesn't look at. Many of our best ideas come from company managements or empirical observations. When seeking out investments, I look for companies that are well run and focused. Ultimately, this boils down to the competence of management so I travel extensively with my team, meeting with management and observing businesses first-hand

HOW MUCH OF YOUR RESEARCH DO YOU DO YOURSELF AND IN WHAT WAYS DO YOU RELY ON OTHER MEMBERS OF THE TEAM?

I have always taken a team approach to investing. At least two members of my team are actively involved in the research of every company that we consider for investment and we travel together when we are looking for new ideas and confirming existing beliefs. While I ultimately make all buy and sell decisions in the portfolio, my team is an invaluable component of the investment process.

MOST OF YOUR HOLDINGS FOR MASTERS' SELECT INTERNATIONAL HAVE BEEN COMPANIES DOMICILED IN EUROPE. WHAT'S BEHIND YOUR CONTINUED OPTIMISM WITH RESPECT TO STOCK PICKING OPPORTUNITIES IN EUROPE?

The structural changes occurring in Europe right now continue to offer unique investment opportunities and long-term potential. For this reason and more, we continue to be positive on Europe, especially in the financial and telecom sectors and we intend to maintain our emphasis in this region for the foreseeable future.

YOU CURRENTLY HAVE NO HOLDINGS IN ASIA, IS ANYTHING ON YOUR RADAR YET?

We have been following Asia closely and are beginning to see some meaningful reforms in Japan. We confirmed this belief on a recent trip to Japan and added to our holdings when we returned. However, while we are slowly beginning to add names to our portfolios we will remain cautious and highly selective in this area until we are convinced that the Asian economies can support sustained growth.

HOW ATTRACTIVE ARE TODAY'S OPPORTUNITIES, AT A STOCK PICKING LEVEL, COMPARED TO OTHER POINTS IN TIME IN YOUR CAREER?

I can say, without hesitation, that this is the best stock-picking environment that I have ever seen. The U.S. economy is strong, as evidenced by low inflation, low interest rates and strong consumer confidence and this strength has translated into global strength and opportunities. Coupled with the changes in Europe and the recovery in Asia, this leads to enormous potential.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO THE GENERAL INVESTMENT CLIMATE?

My primary concern is that the U.S. growth rate will lead to higher interest rates worldwide.

HOW DOES RUNNING A VERY CONCENTRATED PORTFOLIO (THAT IS ALSO PART OF A BROADLY DIVERSIFIED FUND) DIFFER FROM A MORE BROADLY DIVERSIFIED PORTFOLIO?

When running a concentrated portfolio you have to be willing to accept significantly more volatility in the short-term. The Masters' Select Fund, of course, addresses this issue with multiple managers.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

HUNG HING PRINTING GROUP, Bruce Bee

Hung Hing Printing Group Ltd. was founded in Hong Kong in 1950 as a small printing shop for office stationary. The Company's business evolved to include the printing of paper packaging materials used primarily by toy manufacturers headquartered in Hong Kong exporting throughout the world. From the beginning, Hung Hing built manufacturing facilities in mainland China to supply packaging materials to mainland enterprises. The Company has been quoted on the Hong Kong stock exchange since 1992.

Today, the Company is a major printing and packaging company with approximately three million square feet of manufacturing space in Hong Kong and mainland China. Hung Hing has nearly 1,000 customers and has developed long-term relationships with multinational consumer product companies such as Colgate, Coca-Cola, Hasbro, Nestle, and Kellog. In 1997, the U.S. investment bank Goldman Sachs purchased approximately 10% of Hung Hing Printing at a price slightly above the current share quote. The meltdown in Asia in 1997 and 1998 severely impacted the price of Hung Hing common shares, but had little impact on the operating results of the Company. During 1997 and 1998 the Company reported higher sales, earnings, earnings per share, and dividends. In the seven years ended March 31, 1999 Hung Hing's revenues, net profits, and dividends have grown at average annual compound rates of 13.4%, 18%, and 41% respectively.

With substantial manufacturing capacity in place serving an increasing number of international brand name customers selling to China's emerging consumer market, we believe Hung Hing's outlook remains very favorable. At recent price levels, Hung Hing's stock was available at approximately 7x Earnings Per Share, less than 1.5x Book Value Per Share, and has a Dividend Yield of 7.5%. With a return on shareholders' equity consistently above 20%, and having repurchased shares throughout the turmoil in the Asian markets, we are very encouraged by the shareholder orientation of Hung Hing's management and expect continued favorable developments over the next several years.

CHINA TELECOM, Helen Young Hayes

Finding the best companies before they become market darlings often involves uncovering information that others overlook. The task is even more challenging when the prospective company is in China, perhaps one of the most opaque financial markets in the world. And when the company is a player in a rapidly changing industry like telecommunications, it can become nearly impossible.

We recognized that deregulation of Mainland China's Telecommunications industry was inevitable. Thanks to our far-reaching knowledge of the global telecommunications industry, we also believed that wireless was almost certain to emerge as the most profitable mode of communication in Asia.

These facts led us to China Telecom, a wireless company created in 1997 through the privatization of government-controlled cellular assets. We knew that this virtual monopoly, situated in one of the fastest growing industries and economies in the world, had the potential to become a tremendous growth story.

While we were impressed by the company's rapidly expanding subscriber base and outstanding operating metrics, we were also intrigued by several intangibles that weren't immediately evident in the data. We anticipated the company's recent announcement that it would drop installation fees to zero within two years, news that forced other investors to quickly revise their revenue and earnings projections for the company. We also recognized that the company's practice of charging a service premium relative to Unicom, a rapidly emerging competitor, represented brand strength--an extremely powerful asset in any newly competitive market. Perhaps even more surprising was the fact that the company's CEO was extremely sensitive to creating and preserving shareholder value, a startling trait for a company operating from within one of the world's last true bastions of communist control. In short, we discovered that China Telecom was much more than another telecom deregulation play--and that China itself has come a long way since the days of Chairman Mao.

ROYAL DOULTON PLC, David Herro

Royal Doulton is a U.K. based company that manufactures and distributes fine china tableware and giftware. The company spun-out of Pearson PLC about four years ago and though it had an extremely strong brand name and very valuable distribution channels, was poorly managed.

We have been purchasing Royal Doulton because under new management, the company has regained focus and is beginning to take advantage of its strengths. It has aggressively lowered costs, narrowed its product range, freed up working capital and has elevated its marketing efforts. The Royal Doulton brand name is number one in its category in the United Kingdom, Canada and Australia, and has a great opportunity in the USA.

Currently, the company is trading at 60% of its sales and 5.5 times its operating profit. In the future, we feel Royal Doulton should be trading somewhere near 150% of its sales and 12-14 times its operating profit, giving the investment huge upside.

Besides the recovery story, there is great growth potential in both the giftware sector, which is highly profitable, and in expanding tableware in areas which they are under exposed such as Europe and the USA. All in all, in the next two to four years, we feel the company is worth at least double its current share price of 128p.

STMICROELECTRONICS, Dan Jaworski

STMicroelectronics- headquartered in the Netherlands, is a global semiconductor company. The company designs, manufactures, and markets an extensive range of semiconductor integrated circuits (IC) and discrete devices used in a wide variety of microelectronic applications. Its customers include telecommunications systems (25%of revenues), computer systems (26%), consumer products (21%), automobile products (12%), and industrial automation systems (16%). The company conducts business worldwide with Europe representing 42% of sales, the US 22%, Japan 5%, and the rest of the world 31%.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

The company currently ranks as the ninth largest semiconductor manufacturer in the world. However, it has a world leadership position in 78% of the products it manufacturers. These products include dedicated and mixed signal IC, power, and non-volatile memories. The company is not involved in the commodity DRAM market. STM continues to focus its efforts on developing proprietary products that afford both higher margins and resiliency against industry cycles. This strategic approach has lead to a focus on developing "system-on-a-chip" products that are becoming smaller with greater complexity. The growth rate of these products is expected to exceed 20% for the next five years.

The company is expected to grow revenues by 15% and earnings by 25% both this year and next. The company has proven that it can maintain gross margins in the 38-42% range over a semiconductor cycle. The margin is expected to be at the top of this range as the cycle begins to accelerate into next year. Pretax margins are expected to rise from12.5% to 16% as capacity utilization rates increase and general expenses remain constant. The company is free cash flow positive and is expected to generate over $400 million of cash next year. The balance sheet is very strong with interest coverage over 5 times while generating a ROE of +15%. STMicroelectronics is an excellent example of the type of high quality, industry-leading company our investment philosophy leads us to invest in. The stock, relative to its industry peers (Texas Instruments, Linear Tech, Xilinx, and Motorola), is selling at a 25% - 30% discount on an earnings basis. We believe that STMicroelectronics should trade at an industry multiple on this measure due to the outstanding prospects of the company.

GROUPE DANONE, Mark Yockey

Groupe Danone is the largest food manufacturer in France, and the third largest food group in Europe. It also has a significant presence in the U.S. with Dannon yogurt and Evian bottled water, two premier brands enjoying national distribution. Danone operates in three primary businesses; dairy, beverages and biscuits. Their brands enjoy strong market share with yogurt and bottled water claiming the number one or two positions in most of its markets. In addition, sales growth has been strong, particularly in the beverage business. Danone's annual bottled water sales are growing over 10% worldwide, including 30% in the U.S. and 40% in the Far East.

The factors contributing to the strength and growth of the business are the reasons why we first became interested in the stock. Strategically, the company has chosen to focus on these three core divisions, while shedding its lower margin divisions, containers, grocery and, perhaps, brewing. The company's emphasis on increased brand awareness has also strengthening its selling power and has enabled it to capitalize on consumer trends towards healthier lifestyles. We expect these factors and a strong management team who is focused on increasing shareholder value to lead to strong expansion of sales and earnings in coming years.

Finally, at 11X 1999E EBITDA, we believe that the stock price does not adequately reflect the company's current profitability or potential.

--------------------------------------------------------------------------------
Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views expressed herein are those of the portfolio managers at the time commentaries are made and may not be reflective of current opinions.

MASTERS' SELECT INTERNATIONAL FUND PORTFOLIO SUMMARY

  Portfolio Composition by Region         Portfolio Composition by Asset Class
  (6/30/99)                               (6/30/99)
  Cash and Other Investments    5.0%      Cash and Other Investments 5.0%
  Australia/New Zealand         2.9%      Emerging  Markets 16.7%(1)
  Israel                        3.0%      Developed Country Small-Caps 17.0%(2)
  Japan                         3.7%      Developed Country Large-Caps 61.3%(3)
  Latin America                 6.1%
  Asia (ex-Japan)               7.5%
  Canada                        7.7%
  United Kingdom               15.5%
  Europe (ex-UK)               48.6%

1 Includes Hong Kong (6.0%) and Singapore (1.5%), which are not technically emerging markets
2  Market capitalization < $800 million
3  Market capitalization > $800 million

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 1999 - UNAUDITED

COMMON STOCKS (95.00%)                          SECTOR/INDUSTRY     SHARES HELD      MARKET VALUE   PORTFOLIO %
-------------------------------------------------------------------------------------------------------------
ARGENTINA
-------------------------------------------------------------------------------------------------------------
  Quilmes Industrial Quinsa                   Consumer Products       175,500        $2,171,813         1.82%
-------------------------------------------------------------------------------------------------------------

AUSTRALIA
-------------------------------------------------------------------------------------------------------------
  Brambles Industries Limited                 Transportation           84,000         2,210,022         1.85%
-------------------------------------------------------------------------------------------------------------

BRAZIL
-------------------------------------------------------------------------------------------------------------
* Telecomunicacoes Brasileiras S.A.           Telecommunications       21,600         1,948,050         1.63%
  Uniao De Bancos Brasilieros S.A.            Finance                  76,500         1,840,781         1.54%
-------------------------------------------------------------------------------------------------------------
                                                                                      3,788,831         3.17%
CANADA
-------------------------------------------------------------------------------------------------------------
* Danier Leather Inc.                         Consumer Products       145,000           738,540         0.62%
* Rogers Communications                       Telecommunications       76,291         1,234,961         1.03%
  BCE Inc.                                    Telecommunications       40,000         1,955,857         1.64%
  AT & T Canada, Inc.                         Telecommunications       81,500         5,221,094         4.37%
-------------------------------------------------------------------------------------------------------------
                                                                                      9,150,452         7.66%
FINLAND
-------------------------------------------------------------------------------------------------------------
  Nokia Corp                                  Technology               36,000         3,154,402         2.64%
  Nokia Corp Sponsored ADR                    Technology               48,650         4,454,516         3.73%
-------------------------------------------------------------------------------------------------------------
                                                                                      7,608,918         6.37%
FRANCE
-------------------------------------------------------------------------------------------------------------
* STMicroelectronics                          Technology               41,200         2,858,250         2.39%
  Cap Gemini                                  Business Services        13,423         2,108,774         1.76%
  Chargeurs                                   Consumer Products        24,500         1,363,815         1.14%
  Groupe Danone                               Consumer Services         9,400         2,422,498         2.03%
  AXA UAP                                     Finance                  15,000         1,829,244         1.53%
-------------------------------------------------------------------------------------------------------------
                                                                                     10,582,581         8.85%

The Masters' Select Funds                       Semiannual Report  June 30, 1999

GERMANY                                        SECTOR/INDUSTRY     SHARES HELD      MARKET VALUE   PORTFOLIO %
-------------------------------------------------------------------------------------------------------------
  Mannesmann AG                               Basic Industries         75,272       $11,227,875         9.39%
  Porsche AG                                  Transportation              491         1,154,016         0.97%
-------------------------------------------------------------------------------------------------------------
                                                                                     12,381,891        10.36%
HONG KONG
-------------------------------------------------------------------------------------------------------------
  Hung Hing Printing                          Business Services     1,615,000           666,100         0.56%
  China Telecom                               Telecommunications      576,000         1,599,876         1.34%
  Giordano International Limited              Consumer Products     3,720,000         2,637,074         2.20%
  JCG Holdings Limited                        Finance               4,753,000         2,266,659         1.90%
-------------------------------------------------------------------------------------------------------------
                                                                                      7,169,709         6.00%
IRELAND
-------------------------------------------------------------------------------------------------------------
* Saville Systems PLC                         Technology              105,000         1,525,781         1.28%
-------------------------------------------------------------------------------------------------------------

ISRAEL
-------------------------------------------------------------------------------------------------------------
* Orbotech Limited                            Technology               18,000           928,125         0.78%
* Comverse Technology                         Technology               35,250         2,659,172         2.22%
-------------------------------------------------------------------------------------------------------------
                                                                                      3,587,297         3.00%
ITALY
-------------------------------------------------------------------------------------------------------------
  Industria Macchine Automatiche SpA          Basic Industries        115,300           778,870         0.65%
  FILA Holdings SpA                           Consumer Products       203,000         2,397,938         2.01%
-------------------------------------------------------------------------------------------------------------
                                                                                      3,176,808         2.66%
JAPAN
-------------------------------------------------------------------------------------------------------------
  Takeda Chemicals Industries                 Basic Industries         30,000         1,391,254         1.16%
  Fujitsu Limited                             Technology               67,000         1,348,640         1.13%
* NTT Mobile Communications                   Telecommunications          125         1,678,102         1.40%
-------------------------------------------------------------------------------------------------------------
                                                                                      4,417,996         3.69%
NETHERLANDS
-------------------------------------------------------------------------------------------------------------
  Van Melle                                   Consumer Products        16,000         1,026,727         0.86%
  Koninklijke Ahold NV                        Consumer Services        71,000         2,444,558         2.05%
  Wolters Kluwer                              Media                    44,076         1,753,820         1.47%
  Getronics NV                                Technology               14,081           542,229         0.45%
  Phillips Electronic                         Technology                6,136         2,281,423         1.91%
* United International Holdings, Inc.         Telecommunications       26,880         1,818,600         1.52%
-------------------------------------------------------------------------------------------------------------
                                                                                      9,867,357         8.26%
NEW ZEALAND
-------------------------------------------------------------------------------------------------------------
  Fernz Corp.                                 Basic Industries        440,000         1,271,951         1.06%
-------------------------------------------------------------------------------------------------------------

NORWAY
-------------------------------------------------------------------------------------------------------------
* Norsk Lotteridrift                          Consumer Services       275,000           872,407         0.73%
-------------------------------------------------------------------------------------------------------------

PANAMA
-------------------------------------------------------------------------------------------------------------
  Banco Latinoamericano                       Finance                  50,500         1,350,875         1.13%
-------------------------------------------------------------------------------------------------------------

PORTUGAL
-------------------------------------------------------------------------------------------------------------

  Investec Consultadoria Internacional S.A.   Media                    30,000           909,983         0.76%
-------------------------------------------------------------------------------------------------------------

SINGAPORE                                     SECTOR/INDUSTRY     SHARES HELD      MARKET VALUE   PORTFOLIO %
-------------------------------------------------------------------------------------------------------------
  Mandarin Oriental  International Limited    Hotels                2,090,000        $1,839,200         1.54%
-------------------------------------------------------------------------------------------------------------

SPAIN
-------------------------------------------------------------------------------------------------------------
  Telefonica S.A.                             Telecommunications       45,113         2,177,817         1.82%
-------------------------------------------------------------------------------------------------------------

SWEDEN
-------------------------------------------------------------------------------------------------------------
  Assa Alboy                                  Basic Industries        166,060         1,834,896         1.53%
  Nobel Biocare                               Health Care              70,000         1,030,746         0.86%
-------------------------------------------------------------------------------------------------------------
                                                                                      2,865,642         2.39%
SWITZERLAND
-------------------------------------------------------------------------------------------------------------
  UBS AG                                      Finance                   7,000         2,088,612         1.75%
  Roche Holdings AG                           Health Care                 170         1,746,897         1.46%
  Synthes Stratec Holding AG                  Health Care               4,350         1,381,840         1.16%
  PubliGroupe S.A.                            Business Services         1,650           901,871         0.75%
-------------------------------------------------------------------------------------------------------------
                                                                                      6,119,220         5.12%
UNITED KINGDOM
-------------------------------------------------------------------------------------------------------------
* Standard Chartered                          Finance                 166,000         2,702,923         2.26%
  Cordiant Communications Group               Business Services       936,000         2,574,521         2.15%
  Royal Doulton PLC                           Consumer Products     1,175,000         2,444,764         2.05%
  Racal Electronics                           Technology              390,000         2,375,961         1.99%
  Tomkins  PLC                                Business Services       484,971         2,102,198         1.76%
  Capita Group PLC                            Business Services       195,057         2,018,466         1.69%
  Securicor                                   Business Services       200,000         1,760,672         1.47%
  Saatchi & Saatchi PLC                       Business Services       465,000         1,572,924         1.32%
  Victrex PLC                                 Basic Industries        330,000           946,696         0.79%
-------------------------------------------------------------------------------------------------------------
                                                                                     18,499,125        15.48%

TOTAL COMMON STOCKS (COST $91,243,384)                                              113,545,676        95.00%

REPURCHASE AGREEMENTS (1.80%)                                          PAR VALUE
-------------------------------------------------------------------------------------------------------------
  State Street Bank and Trust Co. $2,157,000 at 4.4%                  $2,157,000      2,157,000         1.80%
  (agreement dated 6/30/99; to be repurchased at $2,157,264
  on 7/1/99; collateralized by $1,690,000 in US Treasury Notes due 2/15/2019; cost $2,157,000, value $2,211,740)

US TREASURY OBLIGATIONS (2.00%)
-------------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank Mortgage Discount Note                        2,400,000      2,400,000         2.00%
  4.60%, 7/1/99 (cost $2,400,000)
-------------------------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $4,557,000)                                        4,557,000         3.80%

TOTAL INVESTMENTS (COST $95,800,384)                                                118,102,676        98.80%

CASH AND OTHER ASSETS, NET OF LIABILITIES                                             1,436,267         1.20%
-------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                                   $119,538,943       100.00%
=============================================================================================================

* Non-income-producing securities

                       See Notes to Financial Statements.

The Masters' Select Funds                       Semiannual Report  June 30, 1999

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 - UNAUDITED
--------------------------------------------------------------------------------

ASSETS                                                EQUITY FUND   INTERNATIONAL FUND
                                                      -----------   ------------------
   Investments in securities, at value (cost
    of $341,658,563 and $95,800,384)                 $436,334,954      $118,102,676
   Cash, including foreign currencies, at
    value (cost of $0 and $235,358)                       308,669           259,942
   Receivables:
    Fund shares sold                                      300,916           160,318
    Investment income                                     413,069           289,770
    Investment securities sold                          8,093,420         2,732,703
   Unrealized gain on forward exchange contracts               --           171,753
   Deferred organizational costs                           51,873            25,963
   Prepaid expenses                                        16,591             7,684
                                                     ------------      ------------
   Total assets                                       445,519,492       121,750,809

LIABILITIES
   Payables:
     Fund shares redeemed                                 100,166            13,506
     Investment securities purchased                    7,206,058         1,999,754
     Investment advisory fees                             409,348           104,974
   Unrealized loss on forward exchange contracts              238            10,627
   Accrued expenses and other                             150,116            83,005
                                                     ------------      ------------
   Total liabilities                                    7,865,926         2,211,866

NET ASSETS                                           $437,653,566      $119,538,943
                                                     ============      ============
COMPOSITION OF NET ASSETS
   Paid-in capital                                   $286,553,967      $ 96,036,581
   Undistributed net investment income                    751,921           266,985
   Undistributed net realized gains                    55,671,525           773,771
   Net unrealized appreciation                         94,676,153        22,461,606
                                                     ------------      ------------

NET ASSETS                                           $437,653,566      $119,538,943
                                                     ------------      ------------
   Number of shares, $0.01 par value, issued
    and outstanding (unlimited shares authorized)      26,488,162         9,013,809
                                                     ------------      ------------

NET ASSET VALUE PER SHARE                            $      16.52      $      13.26
                                                     ============      ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED ON JUNE 30, 1999 - UNAUDITED
--------------------------------------------------------------------------------

INVESTMENT INCOME                                             EQUITY FUND     INTERNATIONAL FUND
                                                              -----------     ------------------
   Income
      Dividend income
      (net of foreign taxes of $33,859 and $97,860)          $  2,524,161       $    868,375
      Interest income                                             422,050            121,200
                                                             ------------       ------------
   Total income                                                 2,946,211            989,575

   Expenses Advisory fees                                       2,222,492            577,764
      Transfer agent fees                                         118,445             17,829
      Accounting fees                                              47,171             41,333
      Custodian fees                                               58,435             55,229
      Administration fees                                          96,845             25,274
      Registration fees                                            25,445             17,808
      Shareholder reporting                                        38,595              8,545
      Professional Fees                                            19,595             16,827
      Trustees fees                                                 7,421              7,421
      Insurance                                                    11,946              2,946
      Amortization of deferred organizational costs                10,570              3,745
      Miscellaneous expenses                                       22,607              6,482
                                                             ------------       ------------
   Total expenses                                               2,679,567            781,203

   Less: Advisory fees waived                                      40,674             52,546
         Expenses paid indirectly                                  12,425              6,067
                                                             ------------       ------------
   Net expenses                                                 2,626,468            722,590
                                                             ============       ============

   NET INVESTMENT INCOME                                          319,743            266,985

REALIZED AND UNREALIZED GAINS (LOSSES)

   Net realized gain (loss):
      Investments                                              49,335,725          8,289,772
      Foreign currency transactions                              (895,815)        (1,283,797)
                                                             ------------       ------------
         Net realized gain                                     48,439,910          7,005,975

   Net unrealized appreciation on:
      Investments                                              31,264,500         12,858,819
      Foreign currency transactions                               901,758            206,533
                                                             ------------       ------------
         Net unrealized appreciation                           32,166,258         13,065,352
                                                             ============       ============

   NET REALIZED AND UNREALIZED GAINS                           80,606,168         20,071,327

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 80,925,911       $ 20,338,312
                                                             ============       ============

                       See Notes to Financial Statements.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

STATEMENTS OF CHANGES IN NET ASSETS - EQUITY FUND
--------------------------------------------------------------------------------

                                                          For the six months        For the year ended
INCREASE (DECREASE) IN NET ASSETS                        ended June 30, 1999*        December 31, 1998
                                                         --------------------        -----------------
      Net investment income                                  $     319,743              $   1,110,694
      Net realized gain                                         48,439,910                  7,401,690
      Net unrealized appreciation                               32,166,258                 38,717,985
                                                             -------------              -------------
   Net increase in net assets from operations                   80,925,911                 47,230,369
      Distributions to shareholders:
      From net investment income                                        --                   (716,884)
      From net realized gains                                           --                   (257,199)
                                                             -------------              -------------
   Total distributions                                                  --                   (974,083)
      Fund share transactions:
      Proceeds from shares sold                                 33,328,328                152,586,067
      Net asset value of shares issued on
      reinvestment of distributions                                     --                    963,287
      Cost of shares redeemed                                  (82,058,560)               (91,223,564)
                                                             -------------              -------------
   Net increase (decrease) from Fund share transactions        (48,730,232)                62,325,790
                                                             =============              =============
   NET INCREASE IN NET ASSETS                                   32,195,679                108,582,076

   NET ASSETS
      Beginning of period                                      405,457,887                296,875,811
                                                             =============              =============
      End of period                                          $ 437,653,566              $ 405,457,887
                                                             =============              =============
   CHANGE IN SHARES
      Shares sold                                                2,270,423                 12,130,365
      Shares issued on reinvestment of distributions                    --                     76,118
      Shares redeemed                                           (5,654,607)                (7,397,559)
                                                             =============              =============

      NET INCREASE (DECREASE)                                   (3,384,184)                 4,808,924
                                                             -------------              -------------

* Unaudited

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                       For the six months        For the year ended
                                                      ended June 30, 1999*        December 31, 1998
INCREASE (DECREASE) IN NET ASSETS                     --------------------        -----------------
   Operations:
      Net investment income                               $     266,985             $    763,812
      Net realized gain (loss)                                7,005,975               (6,214,611)
      Net unrealized appreciation                            13,065,352                9,823,019
                                                          -------------             ------------
   Net increase in net assets from operations                20,338,312                4,372,220
      Distributions to shareholders:
      From net investment income                                     --                 (769,458)
      From net realized gains                                        --                       --
                                                          -------------             ------------
   Total distributions                                               --                 (769,458)
      Fund share transactions:
      Proceeds from shares sold                              28,900,630               72,841,892
      Net asset value of shares issued on
      reinvestment of distributions                                  --                  737,560
      Cost of shares redeemed                               (24,920,277)             (27,896,100)
                                                          -------------             ------------
      Net increase from Fund share transactions               3,980,353               45,683,352
                                                          =============             ============
      NET INCREASE IN NET ASSETS                             24,318,665               49,286,114

   NET ASSETS
      Beginning of period                                    95,220,278               45,934,164
                                                          =============             ============
      End of period                                       $ 119,538,943             $ 95,220,278
                                                          =============             ============
   CHANGE IN SHARES
      Shares sold                                             2,346,238                6,729,487
      Shares issued on reinvestment of distributions                 --                   68,609
      Shares redeemed                                        (2,026,938)              (2,751,817)
                                                          =============             ============
      Net increase                                              319,300                4,046,279
                                                          -------------             ------------

* Unaudited

                       See Notes to Financial Statements.


The Masters' Select Funds                       Semiannual Report  June 30, 1999

                                                         EQUITY FUND                       INTERNATIONAL FUND
                                            1/1/99-       1/1/98-     1/1/97**-     1/1/99-       1/1/98-     12/1/97***
                                           6/30/99^      12/31/98     12/31/97     6/30/99^      12/31/98    12/31/97
                                           --------      --------     --------     --------      --------    --------
Net asset value, beginning of period      $  13.57      $  11.84     $  10.00     $  10.95       $  9.88     $ 10.00
                                          --------      --------     --------     --------       -------     -------
Income (loss) from investment operations
Net investment income                         0.01          0.03         0.03         0.03          0.08       --
  Net realized and unrealized gain (loss)     2.94          1.73         2.90         2.28          1.08       (0.12)
                                          --------      --------     --------     --------       -------     -------
Total from investment operations              2.95          1.76         2.93         2.31          1.16       (0.12)
                                          --------      --------     --------     --------       -------     -------
Less distributions
  From net investment income                    --         (0.02)       (0.03)          --         (0.09)         --
  From net realized gains                       --         (0.01)       (1.06)          --            --          --
                                          --------      --------     --------     --------       -------     -------
 Total distributions                            --         (0.03)       (1.09)          --         (0.09)         --
                                          ========      ========     ========     ========       =======     =======

 NET ASSET VALUE, END OF PERIOD           $  16.52      $  13.57     $  11.84     $  13.26       $ 10.95     $  9.88
                                          ========      ========     ========     ========       =======     =======
Total return                                 21.73%        14.90%       29.11%       21.10%        11.74%      (1.20)%

Net assets at end of period (in 000's)    $437,654      $405,458     $296,876     $119,539       $95,222     $45,934
                                          --------      --------     --------     --------       -------     -------
Ratio of expenses to average net assets       1.30%+*       1.38%+       1.47%+       1.38%++*      1.55%++     1.77%++*
                                          --------      --------     --------     --------       -------     -------
Ratio of net investment income to
  average net assets                          0.16%*        0.30%        0.12%        0.50%*        0.87%       0.42%*
                                          --------      --------     --------     --------       -------     -------
Portfolio turnover rate                      50.29%       135.41%      145.11%       55.52%        73.59%       0.00%
                                          --------      --------     --------     --------       -------     -------

^    Unaudited.
*    Annualized
**   Operations commenced December 31, 1996.
+ Includes custody fees paid indirectly which amount to 0.00%, 0.01% and 0.03%, respectively, of average net assets for the six months ended June 30, 1999 and the years ended December 31, 1998 and 1997, respectively.
***  Operations commenced December 1, 1997.
++ Includes custody fees paid indirectly which amount to 0.00%, 0.01% and 0.06%, respectively, of average net assets for the six months ended June 30, 1999 and the periods ended December 31, 1998 and 1997, respectively.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS.

1. ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of two separate series: the Masters' Select Equity Fund and the Masters' Select International Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Security Valuation -- Portfolio securities that are listed or admitted to trading on an exchange, Nasdaq National Market System, or over-the-counter-market are valued at the last sales price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Forward Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates and at specified rates, and is subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

Federal Income Taxes -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for federal income taxes are required.

Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs -- Organization costs are amortized on a straight line basis over a period of sixty months commencing with a Fund's operations.

Distributions -- Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Other -- Under terms of the Trust's Custodial Agreement, the Funds may earn credits, based on custody cash balances, to be applied to custodian fees. For the six months ended June 30, 1999, the credits were $12,425 and $6,607 for Masters' Select Equity Fund and Masters' Select International Fund, respectively.

3. MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of the Funds. For the year ending December 31, 1999, the Advisor has contractually agreed to waive 0.02% of its fee calculated on the average daily net assets of the Masters' Select Equity Fund and 0.10% of its fee calculated on the average daily net assets of the Masters' Select International Fund.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"). Under its terms, the Funds pay a fee, payable monthly based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on sales of the Funds' portfolio securities for the six months ended June 30, 1999, of $14,420 and $0 for the Masters' Select Equity Fund and Masters' Select International Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

4. PURCHASES AND SALES OF SECURITIES

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended June 30, 1999, were as follows:

                  EQUITY           INTERNATIONAL
                   FUND                FUND
               ------------        -----------
Purchases      $194,317,638        $56,474,505
Sales           245,390,739         55,885,772


The Masters' Select Funds                       Semiannual Report  June 30, 1999

At June 30, 1999, the aggregate unrealized appreciation and depreciation of portfolio securities based on cost for federal income tax purposes was as follows:

                                        EQUITY           INTERNATIONAL
                                         FUND                FUND
                                     ------------        -----------
Total Tax Cost                       $341,852,656        $95,761,391
                                     ============        ===========
Gross Unrealized Appreciation        $109,463,839        $25,613,269
Gross Unrealized Depreciation         (14,981,541)        (3,271,984)
                                     ------------        -----------
Net Unrealized Appreciation           $94,482,298        $22,341,285
                                     ============        ===========

The International Fund has a capital loss carryforward of $4,971,788, which is available to offset future capital gains. This carryforward expires in 2006. At December 31, 1998, the International Fund had deferred capital losses occurring subsequent to October 31, 1998 of $986,777. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

5. OFF-BALANCE-SHEET RISK

The Funds have been parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract. At June 30, 1999, the Funds had the following forward exchange contracts outstanding:

MASTERS' SELECT EQUITY FUND

NET UNREALIZED LOSS ON OFFSETTING FORWARD EXCHANGE CONTRACTS              ($238)
================================================================================

Masters' Select International Fund

                                             IN EXCHANGE FOR      SETTLEMENT    UNREALIZED
                                                                     DATE       GAIN (LOSS)
CONTRACTS TO BUY
          27,190 British Pound Sterling      U.S.    $42,837        7/07/99     $     22
     116,500,000 Japanese Yen                        956,564        7/26/99           53
     165,957,522 Japanese Yen                      1,370,613        7/05/99        2,334
                                                                                --------
                                                                                   2,409
CONTRACTS TO SELL
         716,514  British Pound Sterling     U.S. $1,137,681        7/01/99        8,268
         688,244  Hong Kong Dollar                    88,707        7/02/99            4
         359,810  Hong Kong Dollar                    46,375        7/02/99            2
        1,136,965 Hong Kong Dollar                   146,526        7/05/99            -
      83,500,000  Japanese Yen                       769,621        7/12/99       78,189
     116,500,000  Japanese Yen                     1,039,807        7/26/99       73,190
       1,717,269  Swiss Franc                      1,114,097        7/01/99        9,691
                                                                                --------
                                                                                 169,344

UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS                                    171,753
                                                                                --------
CONTRACTS TO BUY
       1,660,454  European Dollar            U.S. $1,726,208        7/01/99       (9,031)
         138,262  European Dollar                    142,921        7/02/99         (373)
         170,462  European Dollar                    176,924        7/01/99       (1,190)
          27,190  British Pound Sterling              42,870        7/06/99          (11)
      83,500,000  Japanese Yen                       691,454        7/12/99          (22)
                                                                                --------

UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS                                    (10,627)
                                                                                --------
NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS                               $161,126
                                                                                ========

6. Line of Credit

The Trust has an unsecured $15,000,000 line of credit with the custodian; borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. At June 30, 1999, the Trust has no outstanding borrowings. As compensation for holding available the lending commitment, the Trust pays a 0.08% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. For the six months ended June 30, 1999, the commitment fees were $4,719 and $1,233 for the Masters' Select Equity Fund and the Masters' Select International Fund, respectively.









--------------------------------------------------------------------------------
Web Site                                              www.MastersSelectFunds.com


We are in the process of developing a Masters' Select Web site. Look for it later in the summer at MastersSelectFunds.com. We will have information postings for shareholders as well as for advisors.

We thank you for your continued confidence and will continue to work hard to make Masters' Select a rewarding investment experience.


The Masters' Select Funds                       Semiannual Report  June 30, 1999